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                                                                                                    EXHIBIT 99


                                                      TXU CORP. AND SUBSIDIARIES
                                              CONDENSED STATEMENTS OF CONSOLIDATED INCOME
                                                              (Unaudited)
                                                                                Twelve Months Ended
                                                                                  March 31, 2004
                                                                               ---------------------
                                                                               (millions of dollars,
                                                                                 except per share
                                                                                     amounts)

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Operating revenues........................................................            $ 8,810

Costs and expenses:
  Cost of energy sold and delivery fees...................................              3,705
  Operating costs.........................................................              1,378
  Depreciation and amortization...........................................                728
  Selling, general and administrative expenses............................                925
  Franchise and revenue-based taxes.......................................                379
  Other income............................................................                (58)
  Other deductions........................................................                 43
  Interest income.........................................................                (32)
  Interest expense and related charges....................................                766
                                                                                      -------
  Total costs and expenses................................................              7,834
                                                                                      -------
Income from continuing operations before income taxes.....................                976

Income tax expense........................................................                311
                                                                                      -------
Income from continuing operations.........................................                665

Income from discontinued operations, net of tax effect....................                 54

Net income................................................................            $   719

Preference stock dividends................................................                 22
                                                                                      -------
Net income available for common stock.....................................            $   697

Average shares of common stock outstanding (millions):
   Basic..................................................................                322
   Diluted................................................................                379

Per share of common stock - Basic:
   Income from continuing operations......................................            $  2.06
   Income from discontinued operations, net of tax effect.................            $  0.17
   Preference stock dividend..............................................            $ (0.07)
   Net income available for common stock..................................            $  2.16

Per share of common stock - Diluted:
   Income from continuing operations......................................            $  1.90
   Income from discontinued operations, net of tax effect.................            $  0.14
   Preference stock dividend..............................................            $ (0.06)
   Net income available for common stock..................................            $  1.98

Dividends declared........................................................            $  0.50
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